ProQuest Company

First Amendment to Note Purchase Agreement

Dated as of January 31, 2005

Re: Note Purchase Agreement dated as of October 1, 2002

And

$150,000,000 5.45% Senior Notes due October 1, 2012

To each of the institutional investors (the "Noteholders")
Named in Schedule I attached hereto

Ladies and Gentlemen:

Reference is made to the Note Purchase Agreement dated as of October 1, 2002 (the "Note Purchase Agreement") between ProQuest Company, a Delaware corporation (the "Company"), and the institutional investors named therein and party thereto, under and pursuant to which the Company originally issued and sold its 5.45% Senior Notes due October 1, 2012 in an aggregate principal amount of $150,000,000 (the "Notes"). Terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement.

The Company hereby agrees with you in this First Amendment to Note Purchase Agreement (this or the "First Amendment") as follows:

Section 1. Amendment to Note Purchase Agreement.

Section 1.1. Amendment to Section 9.7 (Subsidiary Guaranty). Section 9.7 of the Note Purchase Agreement shall be and is hereby amended by (i) inserting "(A)" immediately before the phrase "domestic Subsidiaries" in the first line thereof, (ii) inserting "and" immediately before the reference to "(iii)" in the first paragraph thereof, and (iii) deleting the reference to "(iv)" in the first paragraph thereof and substituting in lieu thereof "(B)".

Section 1.2. Amendment to Section 10.1 (Consolidated Adjusted Net Worth). Section 10.1 of the Note Purchase Agreement shall be and is hereby amended to read in its entirety as follows:

"Section 10.1. Consolidated Adjusted Net Worth. The Company will not, at any time, permit Consolidated Adjusted Net Worth to be less than the sum of (i) $220,000,000 plus (ii) 25% of Consolidated Net Income (if positive) on a cumulative basis for each fiscal quarter ending after January 1, 2005."

Section 1.3. Amendment to Section 10.2 (Limitation on Consolidated Debt). Section 10.2 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

"Section 10.2. Limitation on Consolidated Debt. The Company will not permit the ratio of Consolidated Debt, as of the end of each fiscal quarter from and after the fiscal quarter ending October 2, 2004, to EBITDA for the period of twelve consecutive months ending on such date, to be greater than (i) 3.25 to 1.00 at the end of any fiscal quarter ending on or prior to March 31, 2006 and (ii) 3.00 to 1.00 at the end of any fiscal quarter thereafter."

Section 1.4. Amendment to Section 11 (Events of Default). Section 11(g) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

"(g) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt other than the Notes that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount of at least $5,000,000 or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Debt other than the Notes that is outstanding in an aggregate principal amount of at least $5,000,000 before its regular maturity or before its regularly scheduled dates of payment, or (y) one or more Persons have the right to require the Company or any Restricted Subsidiary so to purchase or repay such Debt; or".

Section 1.5. Amendment to Section 15.1 (Transaction Expenses). Section 15.1 of the Note Purchase Agreement shall be and is hereby amended by (i) deleting the "and" immediately preceding clause (b) therein and (ii) inserting a new clause (c) immediately after the end of clause (b) thereof to read as follows: ", and (c) the reasonable costs and expenses incurred in connection with transactions contemplated by Section 9.7 and Section 10.7(a)(2)."

Section 1.6. Amendment to Schedule B (Defined Terms -- EBITDA). The definition of "EBITDA" in Schedule B to the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

"'EBITDA' shall mean, with respect to any period, the total of the following calculated without duplication for the Company and its Restricted Subsidiaries on a consolidated basis for such period: (a) Consolidated Net Income for such period; plus (b) taxes deducted in determining Consolidated Net Income for such period; plus (c) Interest Charges deducted in determining Consolidated Net Income for such period; plus (d) amortization and depreciation expense deducted in determining Consolidated Net Income for such period; plus (e) other noncash charges deducted in determining Consolidated Net Income for such period and not already deducted in accordance with clause (d) above (including the cumulative effect of changes in accounting principles under GAAP to the extent included in such noncash charges); minus (f) noncash credits included in accordance with the definition of Consolidated Net Income (excluding deferred income) for such period (including the cumulative effect of changes in accounting principles under GAAP to the extent included in such noncash credits). For purposes of calculating EBITDA for any period, if the Company or any Restricted Subsidiary shall have made an acquisition or disposition during such period, EBITDA for such period shall be calculated after giving pro forma effect thereto and any Debt incurred or assumed in connection therewith as if such acquisition or disposition occurred and such Debt had been incurred or assumed on the first day of such period."

Section 1.7. Amendment to Schedule B (Defined Terms -- Debt). The definition of "Debt" in Schedule B to the Note Purchase Agreement shall be and is hereby amended by deleting clause (b) thereof in its entirety and substituting in lieu thereof a new clause (b) to read as follows:

"(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable, monetized future billings and other accrued liabilities arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);".

Section 1.8. Amendment to Schedule B (Defined Terms -- Material Adverse Effect). The definition of "Material Adverse Effect" in Schedule B to the Note Purchase Agreement shall be and is hereby amended by the addition of the phrase "or the Subsidiary Guaranty" at the end of clause (c) thereof.

Section 1.9. Amendment to Schedule B (Defined Terms -- Priority Debt). The definition of "Priority Debt" in Schedule B to the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

"'Priority Debt' means (without duplication), as of the date of any determination thereof, (i) all unsecured Debt of Restricted Subsidiaries (including all Guaranties of Debt of the Company but excluding (x) Debt owing to the Company or a Wholly-Owned Restricted Subsidiary and (y) Debt of Subsidiary Guarantors under the Subsidiary Guaranty, the Subsidiary Guaranty (under and as defined in the Note Purchase Agreement dated as of January 31, 2005, as amended) and the guaranty of obligations under the Bank Credit Agreement), and (ii) all Debt of the Company or its Restricted Subsidiaries secured by Liens other than Debt secured by Liens permitted by subparagraphs (a) through (j), inclusive, of Section 10.5."

Section 2. Representations and Warranties.

The Company hereby represents and warrants that as of the date hereof:

(a) The execution and delivery of the First Amendment by the Company and compliance by the Company with all of the provisions of the Note Purchase Agreement, as amended by the First Amendment --

(i) are within the corporate power and authority of the Company; and

(ii) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the certification of incorporation or by-laws of the Company or any indenture or other agreement or instrument to which the Company is party or by which the Company may be bound, or result in the imposition of any Liens or encumbrances on any property of the Company.

(b) The execution and delivery of the First Amendment has been duly authorized by all necessary corporate action on the part of the Company (no action by the stockholders of the Company being required by law, by the certificate of incorporation or by-laws of the Company or otherwise, other than those actions which have been obtained or effected); and the First Amendment has been duly executed and delivered by the Company, and the Note Purchase Agreement, as amended by the First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

Section 3. Miscellaneous.

Section 3.1. Ratification of Note Purchase Agreement. Except as herein expressly amended, the Note Purchase Agreement is in all respects ratified and confirmed. If and to the extent that any of the terms or provisions of the Note Purchase Agreement is in conflict or inconsistent with any of the terms or provisions of this First Amendment, this First Amendment shall govern.

Section 3.2. References to Note Purchase Agreement. References in the Note Purchase Agreement or in any Note, certificate, instrument or other document related to or delivered in connection with the transactions contemplated by the Note Purchase Agreement to the Note Purchase Agreement shall be deemed to be references to the Note Purchase Agreement as amended hereby and as further amended from time to time.

Section 3.3. Successors and Assigns. This First Amendment shall be binding upon the Company and its successors and assigns and shall inure to the benefit of each Noteholder and such Noteholder's successors and assigns, including each successive holder or holders of any Notes.

Section 3.4. Requisite Approval; Expenses.  This First Amendment shall be effective as of the date first written above upon the satisfaction of the following conditions precedent: (a) the Company and the Required Holders shall have executed this First Amendment, (b) each of the Subsidiary Guarantors shall have executed and delivered the Acknowledgment and Consent in respect of the Subsidiary Guaranty and this Amendment in the form attached hereto as Exhibit A, (c) the Company shall have paid to each Noteholder a fee in an amount equal to 0.30% of the outstanding principal amount of the Notes held by such Noteholder as reflected on Schedule I attached hereto, and (d) the Company shall have paid the reasonable fees, expenses and disbursements of Chapman and Cutler LLP which are reflected in statements of such counsel rendered on or prior to the date of this First Amendment.

Section 3.5. Counterparts. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Section 3.6. Governing Law. The Note Purchase Agreement, as amended by this First Amendment, and the Notes shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Signature Pages Follow

In Witness Whereof, the Company has executed this First Amendment to Note Purchase Agreement as of the day and year first above written.

ProQuest Company

By:

Its

This First Amendment to Note Purchase Agreement is accepted and agreed to as of the day and year first above written.

[Variation -- Noteholders]

By: ___________________________________
Name:
Title:

Noteholders	Principal Amount of Note(s) Outstanding
ReliaStar Life Insurance Company	$20,000,000
ING Life Insurance and Annuity Company	$12,000,000
Metropolitan Life Insurance Company	$16,000,000
Metropolitan Insurance and Annuity Company	$4,000,000
Teachers Insurance and Annuity Association of America	$20,000,000
The Travelers Insurance Company	$9,600,000
The Travelers Insurance Company, for one of its separate accounts	$3,900,000
The Travelers Insurance Company, for one of its separate accounts	$1,300,000
National Benefit Life Insurance Company	$400,000
Primerica Life Insurance Company	$800,000
Pacific Life Insurance Company	$15,000,000
John Hancock Life Insurance Company	$11,250,000
John Hancock Variable Life Insurance Company	$750,000
Manulife Insurance Company (formerly known as Investors Partner Life Insurance Company)	$250,000
John Hancock Insurance Company of Vermont	$250,000
Principal Life Insurance Company	$10,000,000
Jefferson-Pilot Life Insurance Company	$8,000,000
Reassure America Life Insurance Co.	$3,500,000
Swiss Re Life & Health America, Inc.	$3,500,000
Minnesota Life Insurance Company	$4,000,000
Farm Bureau Life Insurance Company of Michigan	$2,000,000
West American Insurance Company	$2,500,000
Security Financial Life Insurance Co.	$1,000,000
Total	$150,000,000

Acknowledgment and Consent

To the institutional investors named in

Schedule I to the Amendment (as hereinafter described)

This Acknowledgment and Consent (this "Acknowledgment and Consent"), dated as of January 31, 2005, is being delivered by each of the undersigned (each, a "Subsidiary Guarantor"), in respect of that certain Subsidiary Guaranty dated as of October 1, 2002 (the "Subsidiary Guaranty") and in connection with the transactions contemplated by the First Amendment to Note Purchase Agreement, effective as of even date herewith (the "Amendment"), between ProQuest Company, a Delaware corporation (the "Company"), in respect of the original Note Purchase Agreement dated as of October 1, 2002 between the Company and the institutional investors named therein and party thereto, for whose benefit such Subsidiary Guaranty was originally delivered. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amendment.

By executing this Acknowledgment and Consent as of the date hereof, each Subsidiary Guarantor:

(i) acknowledges receipt of a copy of, and hereby consents to the terms of, the Amendment;

(ii) ratifies and confirms the Subsidiary Guaranty; and

(iii) confirms that the Subsidiary Guaranty continues unimpaired and in full force effect.

[Signature Pages for Acknowledgment and Consent Follow]

This Acknowledgment and Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Acknowledgment and Consent may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

In Witness Whereof, each Subsidiary Guarantor has caused this Acknowledgment and Consent to be executed as of the day and year first above written.

ProQuest Business Solutions, Inc.

By

Its

ProQuest Information and Learning Company

By

Its

VEL Acquisition Corp.

By

Its